                                                                    Exhibit 10.2

                   COMPENSATION AGREEMENT FOR TRAFFIC INDUCED

Madrid, September 15, 1999

                                  PARTICIPANTS

Party of the first part.

Telefonica Interactiva, S.A., with its principal place of business in Madrid, Calle Gran Via No. 28 and taxpayer identification number A-82/196080 (hereafter
TI), represented by Juan Perea Saenz de Buruaga, of legal age, a Spanish national with Identity Card number 14.601.736-W, duly represented herein by virtue of a power of attorney issued before Jose Antonio Escartin Ipiens, notary of Madrid, on the fourteenth of December, 1998, numbered 5,399 in his notarial record book, in his capacity as Chief Executive Officer.

Party of the second part.

Telefonica Data Espana, S.A., with its principal place of business in Beatriz de Bobadilla No. 18 and taxpayer identification number A-81/057390 (hereafter TDE), represented by Carlos Marinas Lage, of legal age a [Spanish] national with Identity 32.382.574-Tand domiciled in Beatriz de Bobadilla No. 18, duly represented herein by virtue of a power of attorney issued before Jose Antonio Escartin Ipiens, notary of Madrid, on the twenty-fourth of March, 1999, numbered 1,309 in his notarial record book, in his capacity as Managing Director.

The two parties mutually acknowledge the capacity necessary to commit themselves and enter into this contract, and to that end

                                 THEY SET FORTH

I. That TDE is a Spanish company duly organized, whose corporate object is the provision of international data, voice and image transmission services, that provides, among other services, Infovia Plus Directo and Infovai Plus Basico.

II. That TI is a duly organized company existing under Spanish law, which provides, among other services, Internet access.

III. That in order to provide Internet Access Service, TI has contracted with TDE for the Infovia Plus Services listed in Annex I.

IV. That TDE is prepared to compensate TI for the induced traffic, which TI generates and routes to TDE'S network.

                                     CLAUSES

1.    PURPOSE

1.1 The purpose of this agreement (hereafter the "Agreement") is to set forth the terms and conditions whereby TDE will compensate TI for traffic induced by TI and routed to TDE'S network.

1.2 The compensation for traffic induced is compensation related to the use of the Infovia Plus Directo and/or Infovia Basico Services that TDE provides to TI.

1.3 This compensation, based on the commercial principles of business generation for TDE, is a marketing activity freely and jointly agreed to by TI and TDE.

2.    DURATION

      This Contract will bear today's date and become effective on October 1, 1999, and will have an initial duration of three years, which may be tacitly renewed for successive periods of one year each, unless one party notifies the other party to the contrary 60 days prior to the termination date of the initial period or its successive renewals, notwithstanding the right of termination referred to in Clause 8.

3.    TDE'S OBLIGATIONS

3.1 TI will be compensated based on the total volume of telephone traffic induced by TI originating on the Telefonica de Espana (TdE) network or other networks connected to it and that is completed on access numbers to the IP Network of Telefonica Data Espana (TDE). The amount of monthly compensation will be determined by the total number of minutes of induced traffic per month, multiplied by the compensation agreed to based on the table provided in this clause.(1)

--------------------------------------------------------------------------------
Compensation agreed to in pesetas     Total volume of traffic
per minute
--------------------------------------------------------------------------------
0.4                                   From 0 up to 83,333,000 minutes per month
--------------------------------------------------------------------------------
0.5                                   From 83,333,001 up to 208,333,000 minutes
                                      per month
--------------------------------------------------------------------------------
0.6                                   From 208,333,001 up to 416,667,000 minutes
                                      per month
--------------------------------------------------------------------------------
0.7                                   From 416,667,001 up to 625,000,000 minutes
                                      per month
--------------------------------------------------------------------------------
0.8                                   From 625,000,001 up to 833,333,000 minutes
                                      per month
--------------------------------------------------------------------------------

----------
(1) For example, a monthly traffic of 100,000,000 minutes in one month will equal a compensation of 0.5 pesetas per minute multiplied by 100,000,000 minutes, or 50,000,000 pesetas.

--------------------------------------------------------------------------------
0.9                                   From 833,333,001 up to 1,041,667,000
                                      minutes per month
--------------------------------------------------------------------------------
1.0                                   From 1,041,667,001 up to 1,250,000,000
                                      minutes per month
--------------------------------------------------------------------------------
1.1                                   1,250,000,001 or more minutes per month
--------------------------------------------------------------------------------

3.2 It is expressly set forth that the terms and conditions as to compensation have been determined by the two parties in the above-described amounts based on prices for interconnection that will be determined by Telefonica Data Espana, S.A., and Telefonica de Espana, S.A., in an Agreement that is scheduled to be completed next.

      Therefore, if the interconnection prices for completion of calls contained in the Interconnection Agreement that will be signed by Telefonica de Espana, S.A., and Telefonica Data de Espana, S.A., referred to in the preceding paragraph, are altered during the effective period of this Agreement by:

      - Administrative decision of a binding nature.

      - A significant change in market conditions in terms of providing the services that are the subject of this Agreement.

      Then, in that event, the compensation provided for in this clause will be adjusted to the new circumstances upon request of any of the parties.

      In any case, TI will always enjoy the status of preferred customer to the extent that its compensation can never be less favorable than that of any other customer of Telefonica Data Espana, S.A., under equal conditions.

4.    TI'S OBLIGATIONS

4.1 Collaborate with TDE in reconfiguring the access software for TI'S end users in order to keep the access numbers of TDE'S IP Network up-to-date, as long as TDE requests it.

4.2   Provide service to end users with the necessary level of quality...

4.3 Keep payments for Infovia Plus Directo and/or Infovia Plus Basico up-to-date.

5.    COMPUTATION OF TRAFFIC INDUCED

5.1 Only the total traffic induced by TI will be counted during a monthly compensation period (hereafter "compensation period") and expressed in total minutes.

5.2 In order to compute the total number of minutes per month, the information contained in the files generated by the "Log Radius" from TDE'S IP Network and belonging to the mnemonics contracted and routed by TI will be used as a basis. The set of mnemonics used for the computation of total minutes must be the property of the legal entity signing this agreement and the agreements for Infovia Plus Directo and/or Infovia Plus Basico associated with it.

5.3 For purposes of this agreement the mnemonics routed by TI will be considered those listed in Annex II.

5.4 Every six months if TI believes that for that period there is a difference between the computation made by TDE and the one made by TI, which is greater than or equal to 2%, TI will inform TDE of said circumstance by verifiable method, obliging TDE, at its discretion, to either recognize the difference in the month immediately following or perform an external audit, the cost of which will be assumed by the party whose computation the auditor deems erroneous, the finding of whom will be accepted by the parties. In any case, the parties agree to maintain the strict confidentiality of the results of the audit and not to use them for any other purpose than the one for which the audit was performed.

5.5 For the designation of said auditor, TI will select one of three auditors that TDE proposes for this purpose. It is essential that the auditors designated by TDE be of established prestige in this area.

5.6 All traffic by users for whom telephone rates based on connection time and origin are not applicable is expressly excluded from the computation.

6.    SETTLEMENT AND PAYMENT

6.1   The "compensation period" is established as one calendar month.

6.2 TDE will issue an invoice within thirty (30) days after the close of the month to be compensated. Said invoice will have a due date of thirty (30) days, the date on which it will be paid by TDE.

7.    AMENDMENTS TO THE AGREEMENT

7.1 This contract may not be amended except by the express will of the two parties, save for the exception indicated in Clause 3.2 of this agreement.

8.    TERMINATION

8.1 This contract may be terminated for those reasons established by law for termination of contracts.

8.2 A breach by one of the parties of any of the obligations set forth in this Contract will give to the other party the right to legally terminate the agreement by merely informing the party in breach in writing of its desire to terminate the agreement, while the party in breach will be obliged to compensate for damages caused to the other party.

8.3 This agreement will terminate immediately if the services agreement with TDE, mentioned in Item III and listed in Annex I, is also terminated for any of the reasons provided therein, notwithstanding any payment pending as of that date.

8.4 In any event, in order to avoid a sudden curtailment in traffic, to the detriment of users, the parties will agree to a suitable procedure for termination.

9.    ASSIGNMENT OF THE CONTRACT

9.1 The parties to the agreement pledge that they will not assign to a third party the rights and obligations agreed to in this agreement, except by mutual consent of the two parties. For purposes of this clause, other entities that are directly or indirectly controlled by any of the parties are not considered third parties.

10.   TAXES, LEVIES, ETC.

10.1 All taxes, levies etc., incurred by virtue of or as a consequence of this Contract will be paid by the parties according to Spanish law.

11.   JURISDICTION AND APPLICABLE LAW

11.1 The parties, expressly waiving any jurisdiction that might be applicable, are expressly subject to the jurisdiction of the courts and tribunals of Madrid to resolve any disputes that might arise with regard to the interpretation and performance of this agreement.

11.2  The law applicable to this Contract will in all cases be Spanish law.

12.   NOTICES

12.1.1. For purposes of communication between the parties by reason of this agreement, the following persons and domiciles are designated to that end:

        For Telefonica Interactiva, S.A.:   Da. Cristina Lamana
                                            Via de als Dos Castillas, 33
                                            Complejo Atica, Edificio 1
                                            POZUELO DE ALARCON
                                            28224 - Madrid

        For Telefonica Data Espana, S.A.:   D. Jose Fco. Estevez
                                            Beatriz de Bobadilla, 18
                                            28040 - Madrid

To signify agreement, two copies are signed in the location and on the date indicated in the heading of this Contract.

Telefonica Interactiva

By authority.

s/Juan Perea Saenz de Buruaga
Chief Executive Officer

Telefonica Data Espana

By authority.

s/Carlos Marinas Lage
Managing Director

                                     ANNEX I

TELEFONICA

Telefonica Data
Espana


--------------------------------------------------------------------------------
                               TECHNICAL- ECONOMIC

                                    PROPOSAL

                                 Communications

                                 Infrastructure

                                       for

                                   Telefonica
--------------------------------------------------------------------------------

                              REFERENCE: VALTEL V31

                              EDITION: Version 3.1

Registered Company [stamp]

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

                                  DATE: 4/29/99


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        2
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



1.  INTRODUCTION                                                               4
2.  CURRENT SITUATION AT JULIAN CAMARILLO                                      6
3.  CURRENT SITUATION AT TELEFONICA INTERACTIVA                                9
4.  CURRENT TRANSFER RATES UNDER CONTRACT                                     11
5.  TELEFONICA INTERACTIVA'S NEEDS                                            12
6.  SOLUTION PROPOSED TO TELEFONICA INTERACTIVA                               14
7.  EQUIPMENT TO BE INSTALLED FOR TELEFONICA INTERACTIVA                      17
[8.]  ECONOMIC EVALUATION
      8.1  Comments                                                           20
9.  GENERAL CONDITIONS                                                        21
      9.1  Service Terms and Conditions                                       21
      9.2  Commitment to Service Quality                                      22
10.  DESCRIPTION OF NETWORK NODE SERVICE                                      25
11.  ANNEX I. NETWORK MANAGEMENT SERVICE             [Error] Undefined.
      11.1  Evaluation                               [Error] Undefined.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        3
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

1.    INTRODUCTION.

            Telefonica SCR has currently a number of services that it provides to its customers through TSAI. These services are based on the InfoVia Plus Directo Service and Telefonica Internet Data Transmission. Until now, all of Telefonica Interactiva's traffic has used TSAI'S network infrastructure so that both service quality and transfer rate changes are under TSAI'S control. Therefore, Telefonica Interactiva is thinking of putting in place its own communications infrastructure so that it can control all its communications and request transfer rate changes directly from TTD.

            This entire environment has undergone changes recently with the birth of Telefonica Data, such that now TTD, TSAI and VSAT have combined to form Telefonica Data Espana, and it can, therefore, provide Telefonica Interactiva with the best technical and economic proposal. Thus, because of major growth in the number of customers forecast for Telefonica Interactiva in the next few months, from T. Data's point of view, it has the opportunity to use and develop a series of services within the IP network framework for Telefonica Interactiva, which will allow it to grow in a more reasonable and flexible manner while eliminating the limitations of the InfoVia Plus Directo service.

            Therefore, this document describes phase one of a more comprehensive plan than the one Telefonica Interactiva and T. Data have called Phase 0 and


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        4
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

      that consists of the installation of an independent communications infrastructure based on the contents of a Portal service.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        5
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

2.    CURRENT SITUATION AT JULIAN CAMARILLO.

            T. Data currently has a Passport 160 network node within Telefonica Interactiva's installations with which it supports X.25, Frame Relay and ATM communications. This network has the following equipment:

            -  Control processor (Slot 0)

            -  E1-NB Card (Slot 1)

            -  E1-NB Card (Slot 2)

            -  V.35 8 ports Card (Slot 7)

            -  V.35 8 ports Card (Slot 8)

            -  V.35 8 ports Card (Slot 9)

            -  V.35 8 ports Card (Slot 10)

            -  ATM E3 Card (Slot 11)

            -  ATM E3 Card (Slot 12)

            -  ATM E3 Card (Slot 13)

            -  ATM E3 Card (Slot 14)

            -  Redundant control processor (Slot 15)

            The functions of each one of these cards are:

            -  Links to the two DPNs of TSAI (Slot 1 and 2, E1-NB)

            - Several Frame Relay lines for a number of customers (Slot 7, 8, 9 and 10, 8-V.35).

            -  E3 ATM Cards


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        6
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            -  Slot 11 (Port 0: Link to 34M network Port 1: Free Port 2: Free).

            -  Slot 13 (Port 0: Link to 34M network Port 1: ADSL TSAI Port 2:
      Internet TSAI).

            -  Slot 14 (Port 0: Link to 34M network Port 1: Free Port 2: Free).

      The above configuration may be shown as a graphic, as follows:: [see original for diagram]


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        7
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            As shown in the above diagram, the network node is connected through three 34-Mbps links.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        8
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

3. CURRENT SITUATION AT TELEFONICA INTERACTIVA.

            For the type of customer that TSAI has been until recently, all of Telefonica Interactiva's communications use the communications infrastructure made available to serve its customers. Seem schematically, we have the following diagram: [see original for drawing]


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        9
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            That is, Internet access for Telefonica Interactiva's customers and users is provided by the Internet link still currently available from TSAI.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       10
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

4.    CURRENT TRANSFER RATES UNDER CONTRACT.

            On 2/5/99, and keeping in mind that TSAI is constantly changing transfer rates, we had the following transfer rates under contract:

            - InfoVia Plus Directo transfer rate for Telefonica Interactiva: bidirectional 14 Mbps.

            - InfoVia Plus Directo transfer rate for TSAI: bidirectional 11
            Mbps.

            - Internet transfer rate for TSAI: 20-Mbps Ibernet entry and 25-Mbps Ibernet exit. Based on this transfer rate, it was 14 Mbps upon entry and 14 [Mbps] upon exit for Telefonica Interactiva.


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       11
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

5. TELEFONICA INTERACTIVA'S NEEDS.

            Telefonica Interactiva would like to have a completely independent network infrastructure in order to have better control over the services offered to its customers. It would like to offer its customers two very different types of services within two very different environments.

            - The ISP, which would offer Internet access to its customers upon payment.

            - The Portal, which would offer content to both Internet and InfoVia users.

            A schematic view shows the following scenario: [see original for drawing]


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       12
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            In terms of interconnection requirements for the two environments, the intent is to have communication between the Portal and the ISP so that ISP users may obtain portal content as shown below: [see original for drawing]


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       13
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

6. SOLUTION PROPOSED TO TELEFONICA INTERACTIVA.

            T. Data uses the network infrastructure that Telefonica Interactiva provides at Julian Camarillo. Thus, installation of one of the Passport nodes and one of the 34-Mbps lines will not be necessary, since these elements are already installed at this location, with the resulting cost savings for Telefonica Interactiva.

            With the all of the above in mind, the solution to be adopted for Phase 0 of Telefonica Interactiva's comprehensive plan uses T. Data's infrastructure.

            The proposal is the following: the idea is to use the current Passport 160 as well as the current 3 34-Mps. links, which will be used both to provide service and as a backup. On the other hand, given Telefonica Interactiva's needs in terms of redundancy, a Passpor[t] 50 and an additional 34-Mps. line will be installed, which will be used by Telefonica Interactiva. This Passport 50 will be connected to this new link and to another of the 34-M links already installed. The equipment for the two Passports will be the following.

      Passport 160:

      - The equipment will remain the same except the E3 ATM board of Slot 11 will move to Passport 50.


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       14
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

      Passport 50 will have the following components:

      - Passport 50 AC Floor Mount Package 5 slot

      - Redundant power supply

      - Redundant control processor

      - 3 ports E3 ATM module (2 units. One new unit and one other currently in Slot 11 of Passport 160)

      - Blank for FR'S (1 unit)

      Seen graphically, the configuration will be as follows: [see original for drawing]


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       15
                           Beatriz de Bobadilla, etc.

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        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

[blank page]


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       16
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

7. EQUIPMENT TO BE INSTALLED FOR TELEFONICA INTERACTIVA.

            With all of the above in mind, the equipment to be installed at Julian Camanillo No. 6 will be the following:

      2 7505/4x2 Cisco routers (Dual Power, 2 RSP4, 2 CyBus, 7 slot) and each will have the following equipment:

      - VIP2-50 Interface Processor (2 units)

      - PA-A-E3 ATM port adapter (2 units)

      - PA-2FEISL-TX 2 port Fast Ethernet port adapters (2 units)

      - IOS WAN

      - IOS IP

      - MEM-VIP250_128M-D (2 units)

      - MEM-VIP250_8M-S (2 units)

      - MEM-RSPA_128M (2 units)

      1 Passport 50 network node with the following equipment:

      - Passport 50 AC Floor Mount Package 5 slot

      - Redundant power supply

      - Redundant control processor

      - 3 ports E3 ATM module (2 units. One new unit and the other will be from the T. Data' Passport 160)

      - Blank for FR'S (1 unit)

      1 34-Mbps network link.


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           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       17
                           Beatriz de Bobadilla, etc.

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        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

[blank page]


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                        must be authorized by Telefonica
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                           Beatriz de Bobadilla, etc.

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        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

8.    ECONOMIC EVALUATION.

--------------------------------------------------------------------------------
Item                                        No.     Installation     Per Month
--------------------------------------------------------------------------------
Network Accesses
--------------------------------------------------------------------------------
Zone A 34-Mbps ATM Access                2 units   4 400 000 Pts   1 510 072 Pts
--------------------------------------------------------------------------------
            Total network accesses                 4 400 000 Pts   1 510 072 Pts
--------------------------------------------------------------------------------
Transfer rates for ISP
--------------------------------------------------------------------------------
Transfer rate to IP Network-InfoVia Plus   1 Mbps    150 000 Pts   1 275 627 Pts
Directo associated
Transfer rate to Internet upon exit        1 Mbps     20 000 Pts   [illegible]
(leave Ibernet network) of 1 Mbps
Transfer rate to Internet upon entry       1 Mbps     20 000 Pts   [illegible]
(entry to Ibernet network) of 1 Mbps
--------------------------------------------------------------------------------
            Total for ISP transfer rates             190 000 Pts   3 275 255 Pts
--------------------------------------------------------------------------------
Transfer rates for Portal
--------------------------------------------------------------------------------
Transfer rate to IP Network + InfoVia      1 Mbps          0 Pts     355 809 Pts
associated anonymous accesses
Transfer rate to Internet upon exit        1 Mbps     20 000 Pts     999 914 Pts
(exit from Ibernet network) of 1 Mbps
Transfer rate to Internet upon entry       1 Mbps     20 000 Pts     999 514 Pts
(entry to Ibernet network) of 1 Mbps
--------------------------------------------------------------------------------
            Total for Portal transfer rates           40 000 Pts   2 355 437 Pts
--------------------------------------------------------------------------------
Network Node in customer's location
--------------------------------------------------------------------------------
Passport 50 AC Floor Mount Package 5       1 unit    686 984 Pts      46 973 Pts
slot (Ref. TTD-M82)
Redundant power supply (Ref. TTD-R02)      1 unit          0 Pts       7 681 Pts
Redundant control processor (Ref.           1unit          0 Pts      34 270 Pts
TTD-R01)
Network access module E3 ATM 3
ports (Ref. TTD-M02)                      2 units          0 Pts     242 251 Pts
Blank for FR to (Ref. TTD-001)             1 unit          0 Pts         355 Pts
PP 50 Management                            1unit          0 Pts      31 910 Pts
Redundancy with PP 160 network node         1unit          0 Pts     343 492 Pts
--------------------------------------------------------------------------------
            Total for network nodes                  686 984 Pts     708 932 Pts
--------------------------------------------------------------------------------
Routers
--------------------------------------------------------------------------------
2 7505/4x2 Cisco routers (Dual Power, 2   2 units  1 866 122 Pts   1 190 175 Pts
RSP4, 2 CyBus, 7 slot) con.
VIP2-50 Interface Processor (2 units)
PA-A-E3 ATM port adapter (2 units)
PA-2FEISL-TX [2]port Fast Ethernet port
adapters (2 units)
IOS WAN
IOS IP
MEM-VIP250_128M-D (2 units)
MEM-VIP250_8M-S (2 units)
MEM-RSPA_128M (2 units)
--------------------------------------------------------------------------------
            Total for routers                      1 866 122 Pts   1 190 175 Pts
--------------------------------------------------------------------------------
            Total for network infrastructure         [illegible]
--------------------------------------------------------------------------------
            15% Discount
--------------------------------------------------------------------------------
            Total                                    [illegible]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       19
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

      8.1   Comments.

      o     Only installation of 34-Mbps access will be acquired.

      o The effective transfer rates for Portal(1) traffic during the first two months of the contract will be double those requested, thus these two months will be billed accordingly. This situation will return to normal during the third billing period, that is, billing will be according to the actual transfer rate assigned to each service.

      o Prices of transfer rates will be reviewed at the request of Telefonica Interactiva, coinciding with its change of address.

      o The monthly equipment charge for nodes and routers will include "GOLD" quality (24 hours per day, 365 days per year) management and maintenance.

----------
(1) These transfer rates were instituted and configured as of February 15, 1999.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       20
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

9.    GENERAL CONDITIONS.

            This offer will be valid for one (1) month following the date indicated on the document.

            All prices are without VAT.

            This documentation is the property of TELFONICA DATA ESPANA, is confidential and may not be reproduced in whole or in part, processed by computer or transmitted in any form or by any method, whether electronic, mechanical, by photocopy, record or any other. At the same time, it may not be lent, rented or its use assigned in any other way without the prior written approval of TELFONICA DATA ESPANA, owner of the copyright. Failure to comply with the restrictions indicated by any person with access to the documentation will be prosecuted according to the law.

      9.1   Service Terms and Conditions.

            During the service provision phase, a 900 number (900 111002) to TELFONICA DATA ESPANA'S Help Desk will be available to the customer 24 hours/day, 365 days/year. This number will act as the only point where service incidents are collected.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       21
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            The service includes management and maintenance of all elements associated with the provision of service: network resources and circuits point-to-point access, as well as the equipment installed in the customer's location, which have been leased through a lease agreement. In the event the service includes an option to purchase the equipment in the customer's location, the customer may opt for a maintenance and management service agreement for this equipment.

            When a problem arises that adversely affects the operation of the service, whether reported by the customer, or as a result of the supervisory procedures that are part of the Network Management, a feature of the service, a report on the breakdown will be opened, and as of that moment, the procedures put in place for the handling and resolution of such incidents will be triggered.

            The service schedule for resolution of breakdowns is 24 hours for each element of the network. For resolution of breakdowns of the remaining network access elements and of equipment or nodes in the customer's location, the schedule is Monday to Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m. and Saturdays ( except holidays) between the hours of 8:00 a.m. and 3:00 p.m. As an option on holidays, a service for resolution of breakdowns will be available to customers under the same terms and conditions as for breakdowns at other times, with rates for service available upon request by the customer.

      9.2   Commitment to Service Quality.


--------------------------------------------------------------------------------
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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       22
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

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            The commitment to service quality is based on the availability of connections to the Service contracted by the customer. Availability of the customer's network, which is calculated monthly, is defined as the mean availability of all access interfaces, that is, [see original for equation]:

            Availability (monthly)=

      where:

      o     Ttotal = total time of the period considered (minutes)

      o Tnodisp. = time access interface is unavailable [illegible] within the interval Ttot considered (minutes)

      o     n = number of access interfaces of the customer's network

      The availability guaranteed by the Service is based on the following conditions:

      1. Service interruptions for reasons attributable to the customer will not be counted as unavailable time.

      2. The customer is obliged to provide access to its departments to personnel designated by TELEFONICA DATA ESPANA for resolution of breakdowns or operation of the Service as required. Any delay in said permission will not be counted as part of availability.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       23
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

      3. Line equipment of the access connection will be continuously powered on for all interfaces of the customer's network.

      4. The customer's network will include a minimum of 10 access interfaces. Otherwise, the customer's network will be considered to include a number of additional "fictitious" ports, up to a total of 10 accesses, such that these fictitious ports will be in a state of continuous availability.

      5. TELEFONICA DATA ESPANA reserves the right to perform, with advance notice to the customer, technical shutdowns that will not be counted in the calculation of availability.

      6. Service interruptions due to acts of God (for example, natural disasters) are excluded.

      A minimum monthly availability of 99% is guaranteed for the network node service, considering only established links between the DPN equipment, [the] Passport installed in the customer's location and the TTD presence point. This availability reaches 99.5% with Backup and 99.8% with the Customized Management Center.

            When the cumulative Availability value for a calendar year is less than the value in the Service commitment, the customer will be indemnified for 0.2% of the total year's billing for the network, by each hundredth deviation from said value, but in no case will such indemnification exceed 30% of the total amount billed.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       24
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

10.   DESCRIPTION OF THE NETWORK NODE SERVICE.

            The Network Node Service provides for the introduction of a Managed Network Node at the customer's residence for the exclusive use of the customer. This network is similar to those comprising TTD'S own transport network and it acts as the Service Concentrator of Services provided over the Network Node Service. At the present time, two different node models are being used on TTD'S network: the Magellan DPN model and the Magellan Passport model manufactured by Nortel. Each platform will have some limitations and its own characteristics. These nodes will be connected to the rest of TTD'S network by one or more links, thus having the capability of linking to another Network Node in the customer's same residence.

            The Network Node Service allows different services from TTD in the customer's own location without having to provide additional access circuits for each service desired by the customer. The services that can be provided are as follows:

      1.    Data Services with Dedicated Access:

            o     Iberpac Basic and Iberpac Plus Services

            o     Service One

            o     Frame Relay Service

            o     ATM Service

      2. Services with Customer Data Equipment:

            o     InterLAN Service

      3. Services with Customer Multimedia Equipment:

            o     Data and Voice Service


--------------------------------------------------------------------------------
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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       25
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

      4.    Value-added Services:

            o     Services forwarded to other networks:

                  - Connection to InfoVia Service

                  - Connection to Internet Service

      The major advantages of the Network Node Service are:

            o diversification by various means of the communications it provides or that are provided at the customer's Host.

            o eliminate problems and reduce connection time of the customer's equipment to the network extension node we have installed in its departments.

            o reinforce, through dedication of exclusive nodes, the customer's network where it is most critical, that is, in the Host connections.

            o easy placement at the customer's disposal of innovations introduced into the Service arising from improvements in the equipment that makes up the network infrastructure.

            Access to the service: The links between the Network Node in the customer's location and the rest of TTD'S network nodes will be performed with Leased Digital Circuits and with internal protocols similar to those used internally in the network. The links will be owned by TTD. The links to be established between various Network Nodes installed in the customer's same location, or in distinct customer locations, are included in the Network Node Service and can be established with local connections (Network Nodes in the customer's same location) or with point-to-point lines.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       26
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

            For all types of contracts, service maintenance will be performed according to the standard terms and conditions for handling the incidents described in the Customer Service procedures. For all types of contracts, Service Management will be performed from the CNC(2) of TTD.

----------
(2) National Control Center.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       27
                           Beatriz de Bobadilla, etc.

TELEFONICA SCR
Services and Content by Network

                                                             [address/tel./fax]



                                      TELEFONICA DATA
                                      Mr. Francisco Elorday
                                      Calle Julian Camarillo, 6-5th planta
                                      28037 Madrid

                                      Madrid, June 16, 1999

Dear Francisco:

We hereby accept the technical plan and economic budget of the Proposal to Extend the Communications Infrastructure for Telefonica Interactiva, reference Va[l]tel_V40 (version 1.0).

At the same time, we hope that this proposal is provided within a period of no more than two weeks.

Sincerely,


                                      s/Isidor Fernandez Gonzalez

TELEFONICA

Telefonica Data


--------------------------------------------------------------------------------
                           ECONOMIC-TECHNICAL PROPOSAL

                                  Extension of

                                 Communications

                                 Infrastructure

                                       for

                                   Telefonica
--------------------------------------------------------------------------------

                              REFERENCE: VALTEL V40

                              EDITION: Version 1.0

                                  DATE: 6/14/99

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

[blank page]


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                        must be authorized by Telefonica
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

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.  INTRODUCTION                                                               4
2.  CURRENT SITUATION AT JULIAN CAMARILLO                                      5
3.  SOLUTION PROPOSED TO TELEFONICA INTERACTIVA                                6
4.  EQUIPMENT TO BE INSTALLED FOR TELEFONICA INTERACTIVA                       7
5.  ECONOMIC EVALUATION                                                        8
6.  COMMENTS                                                                   9
      6.1  Comments on the evaluation                                          9
      6.2  Comments on the application                                         9


--------------------------------------------------------------------------------
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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        3
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

1.    INTRODUCTION.

      Telefonica Interactiva currently has a contract with Telefonica Data Espana for a communications infrastructure, which it uses to provide its customers with services to navigate the Internet and InfoVia and other value-added services.

      The anticipated enormous increase in demand for its new services by its current and future customers, in addition to the fact that its current 34-Mbps circuits are already almost at capacity, makes installation of a new link necessary, which will support higher capacity in terms of band width and will allow more flexible growth up front when new services such as ADSL are implemented.

      Telefonica Data Espana will also install a new 155-Mbps circuit at its Julian Camarillo network that will replace 2 of the existing 34 Mbps When this is complete, it will have greater band width and greater capacity to offer Backup for all Telefonica Interactiva's links.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        4
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

2.    CURRENT SITUATION AT JULIAN CAMARILLO.

      Telefonica Interactiva at the present time has at Telefonica Data Espana's installations a Passport 50 network node with the following equipment:

            -  Control processor

            -  Redundant control processor

            -  ATM E3 Card

            -  ATM E3 Card

      The network interconnection with network one and with Telefonica Interactiva's routers is accomplished with these cards in order to provide both Internet and InfoVia service.

      In addition, Telefonica Interactiva is using Telefonica Data Espana's communications infrastructure to provide Backup1 with Passport 160 and two 34-Mbps links.

----------
(1) Although it is providing backup for all transfer rates, this backup in the event of [illegible] of one of the links will be degraded since the 4 ATM 34-Mbps links are very saturated.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        5
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

3.    SOLUTION PROPOSED TO TELEFONICA INTERACTIVA.

      Telefonica Data Espana is proposing that Telefonica Interactiva replace the two 34-Mbps links with a 155-Mbps link that will allow more flexible growth and the use of another 155-Mbps link, which Telefonica Data Espana plans to install in the near future to provide backup for all its infrastructure.


--------------------------------------------------------------------------------
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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        6
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

4. EQUIPMENT TO BE INSTALLED FOR TELEFONICA INTERACTIVA.

      With all of the above in mind, the equipment to be installed at Julian Camarillo for Telefonica Interactiva would be as follows:

      - 2 STM1 ports on the 7507 routers. These ports will replace the two current E3 ports of each one of the routers.

      - 2 boards of 3 STM1 ports that will replace the two boards of 3 E3 ATM ports of the Passport 50.

      - 155-Mbps access that will replace the two current 34-Mbps links.


--------------------------------------------------------------------------------
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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        7
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

5.    ECONOMIC EVALUATION.

      The components necessary to startup the new 155-Mbps network link are evaluated in the following table.

      The total of the table after the discount represents the increase in pesetas that the new link assumes and its startup with regard to the items evaluated in the economic-technical proposal whose reference is VALTEL_ 31, version 3.1, dated 4/29/99.

--------------------------------------------------------------------------------
Item                                      No.     Installation       Per Month
--------------------------------------------------------------------------------
Network Accesses
--------------------------------------------------------------------------------
Replace 34-Mbps ATM access with
155-Mbps ATM Zone A                     1 unit    3 200 000 Pts      858 525 Pts
--------------------------------------------------------------------------------
           Total network accesses                 3 200 000 Pts      858 525 Pts
--------------------------------------------------------------------------------
Network Node in customer's location
--------------------------------------------------------------------------------
Replace network access module E3 ATM
with STM1 ATM 3 ports                   2 units           0 Pts       80 667 Pts
--------------------------------------------------------------------------------
           Total for network nodes                        0 Pts       80 667 Pts
--------------------------------------------------------------------------------
Routers
--------------------------------------------------------------------------------
Replace 2 PA-A E3 ATM with 2
PA-A3-OC3SMI of 7507/4X2 router         2 units           0 Pts       49 316 Pts
--------------------------------------------------------------------------------
           Total for routers                              0 Pts       49 316 Pts
--------------------------------------------------------------------------------
                                                  Installation       Per Month
                                                  ------------------------------

--------------------------------------------------------------------------------
           Total for network infrastructure         [illegible]
--------------------------------------------------------------------------------
           15% Discount                             [illegible]
--------------------------------------------------------------------------------
           Total                                    [illegible]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        8
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

6.    COMMENTS.

      6.1   Comments on the evaluation.

            In the evaluation, as can be seen from the above section:

            o Only the difference between an installation of 34-Mbps access and 156-Mbps access will be acquired.

            o It will not be acquired for actions in the Passport 50 node or in the routers.

            o The same discount agreed to for the first evaluation (VALTEL_V31) has been considered.

      6.2   Comments on the application.

            With regard to the application for installation, it is especially important for Telefonica Interactiva, given the forecast for enormous short-term growth in traffic, to request the startup of this extension as soon as possible in order to avoid potential congestion problems caused by unnecessary delays in the correct implementation of this solution.


--------------------------------------------------------------------------------
           The information contained in this document is confidential.
                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                        9
                           Beatriz de Bobadilla, etc.

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

ANNEX II [translator's note: no idea what this refers to without more context].

Nemotechnics in use and reserved.

1.    teleline1
2.    teleline2
3.    telelineb
4.    telelinej
5.    telerdsi
6.    bbvnet


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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       10
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

--------------------------------------------------------------------------------
        Telefonica                TECHNICAL-                Telefonica
--------------------------         ECONOMIC          ---------------------------
     Telefonica Data               PROPOSAL            Telefonica Interactiva
--------------------------------------------------------------------------------

[duplicate page]


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                Any use other than for evaluation by the customer
                        must be authorized by Telefonica
                                       11
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